                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-83728 and No. 333-53349) and Form S-3 (No. 333-47113) of UTILX Corporation of our report dated May 12, 2000 relating to the financial statements which appear in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Seattle, WA
June 20, 2000